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                                                                     Exhibit 3.5


                      CERTIFICATE OF LIMITED PARTNERSHIP

                                      OF

                           PRIME GROUP REALTY, L.P.

     The undersigned, desiring to form a limited partnership pursuant to the Delaware revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

     I.   The name of the limited partnership is Prime Group Realty, L.P.

     II. The address of the Partnership's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle. The name of the Partnership's registered agent for service of process in the State of Delaware at such address is The Corporation Trust Company.

     III. The name and mailing address of the sole general partner are as follows;

          Name                            Mailing Address
          ----                            ---------------

Prime Group Realty Corp.                  c/o The Prime Group, Inc.
                                          77 West Wacker Drive, Suite 3900
                                          Chicago, Illinois 60601

     IN WITNESS WHEREOF, the underdsigned have executed this Certificate of Limited Partnership of Prime Group Realty, L.P. as of this 19th day of March, 1997.

                                                    Prime Group Realty Corp.,
                                                    a Maryland corporation



                                                    /s/ Robert J. Rudnik
                                                    ----------------------------
                                                    Robert J. Rudnik
                                                    Vice President and Secretary


                                                    /s/ Richard S. Curto
                                                    ----------------------------
                                                    Richard S. Curto
                                                    Vice President